PAGE 1
                    SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.
_________________________________________________________________
        (Name of Registrant as Specified in its Charter)

             T. ROWE PRICE MID-CAP GROWTH FUND, INC.
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction
       applies:
       _________________________________________________________
    2) Aggregate number of securities to which transaction
       applies:
       _________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
       _________________________________________________________
    4) Proposed maximum aggregate value of transaction:
       _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous

PAGE 2
filing by registration statement number, or the form or schedule and the date of its filing,

    1) Amount previously paid:
       _________________________________________________________
    2) Form, schedule, or Registration Statement no.:
       _________________________________________________________
    3) Filing party:
       _________________________________________________________
    4) Date filed:
       _________________________________________________________


PAGE 3

Proxy for the T. Rowe Price Mid-Cap Growth Fund, Inc., should be inserted here.


PAGE 1
T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

     All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of investment policies.

     The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must solicit shareholder approval of directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.

     Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs. In the case of the T. Rowe Price Mid-Cap Growth Fund, Inc., the wording in the investment objective has been changed to clarify the investment approach and basic philosophy underlying the fund's objective, which has essentially remained the same.

     In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The

PAGE 2
proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that each fund has a separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

     Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                               Sincerely,


                               James S. Riepe
                               Director, Mutual Funds Division


                                            CUSIP#77954Q106/fund#093
                                            CUSIP#779546100/fund#058
                                            CUSIP#779556109/fund#064

PAGE 3
              T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
              T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
               T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                  Notice of Meeting of Shareholders

                           April 20, 1994

     The Annual Meeting of Shareholders of the T. Rowe Price Blue Chip Growth Fund, Inc. ("Blue Chip Growth Fund"), T. Rowe Price Dividend Growth Fund, Inc. ("Dividend Growth Fund") and T. Rowe Price Mid-Cap Growth Fund, Inc. ("Mid-Cap Growth Fund"), (each a "Fund" and collectively the "Funds"), each a Maryland corporation, will be held on Wednesday, April 20, 1994, at the offices of the Funds, 100 East Pratt Street, Baltimore, Maryland 21202. The times for the Annual Meeting are 8:00 o'clock a.m., Eastern time, for the Mid-Cap Growth Fund and 9:30 o'clock a.m., Eastern time, for the Blue Chip Growth and Dividend Growth Funds. The following matters will be acted upon at that time:

     1. For the shareholders of each Fund: To elect directors for the Fund in which you invest to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

     2.   For the shareholders of each Fund:

          A. To amend each Fund's fundamental policies to increase its ability to engage in borrowing transactions;

          B. To amend each Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;

          C. To amend each Fund's fundamental policies to increase its ability to engage in lending transactions;

          D. To change from a fundamental to an operating policy each Fund's policy on purchasing securities on margin;

                                    CUSIP#77954Q106/fund#093
                                    CUSIP#779546100/fund#058
                                    CUSIP#779556109/fund#064


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     3.   For the shareholders of each Fund:  To ratify or reject
          the selection of the firm of Price Waterhouse as the independent accountants for each Fund for the fiscal year 1994;

     4. For the shareholders of Mid-Cap Growth Fund only: To amend the Fund's investment objective to delete income as a secondary objective; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                      LENORA V. HORNUNG
                                      Secretary
March 10, 1994
100 East Pratt Street
Baltimore, Maryland 21202
_________________________________________________________________
                       YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________


PAGE 5
              T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
              T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
               T. ROWE PRICE MID-CAP GROWTH FUND, INC.

               Meeting of Shareholders--April 20, 1994

                           PROXY STATEMENT

      This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price Blue Chip Growth Fund, Inc. (the "Blue Chip Growth Fund"), the T. Rowe Price Dividend Growth Fund, Inc. (the "Dividend Growth Fund"), and the
T. Rowe Price Mid-Cap Growth Fund, Inc. (the "Mid-Cap Growth Fund") (each a "Fund" and collectively the "Funds"), each a Maryland corporation, for use at the Annual Meeting of Shareholders of each Fund to be held on April 20, 1994, and at any adjournments thereof.

      Shareholders may only vote on matters which concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

      In order to hold the meeting, a majority of each Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of each Fund's shareholders. The shareholders of each Fund vote separately with respect to each Proposal.

      The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the

PAGE 6
Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

      Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

      VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR EACH FUND. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 3 FOR EACH FUND. APPROVAL OF ALL REMAINING PROPOSALS OF EACH FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

      If the proposed amendments to each Fund's fundamental investment policies are approved, they will become effective on or about May 1, 1994. If any of the proposed amendments to each Fund's fundamental investment policies are not approved, they will remain unchanged.

      Each Fund will pay a portion of the costs of the meeting, including the solicitation of proxies, allocated on the basis of the number of shareholder accounts of each Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of each Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.

      The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders of each Fund is March 10, 1994.


PAGE 7
1.    ELECTION OF DIRECTORS

      The following table sets forth information concerning each of the nominees for director indicating the particular Board(s) on which the nominee has been asked to serve. Each nominee has agreed to hold office until the next annual meeting (if any) or his successor is duly elected and qualified. With the exception of Ms. Merriman, each of the nominees is a member of the present Board of Directors of the Fund and has served in that capacity since originally elected. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among these nominees.

      The membership of the three Boards will not be identical following election at the meeting. Specifically, certain individuals who are interested persons of T. Rowe Price are being elected to only one of the Funds. Shareholders are being asked to elect the Board of Directors of their respective Fund only.
_________________________________________________________________
                                                Fund      All Other
                                               Shares       Price
                                            Beneficially    Funds'
                                               Owned,      Shares
Name, Address,                                Directly  Beneficially
Date of Birth                                    or         Owned
of Nominee and                               Indirectly,  Directly
Position with          Principal                as of       as of
    Fund            Occupations(1)           1/31/94(2)    1/31/94
_________________________________________________________________
Leo C. Bailey     Retired; Director of the      Blue Chip
3396 S. Placita   following T. Rowe Price       Growth
Fabula            Funds: Growth Stock,          Fund:
Green Valley, AZ  New Era, Science &            Dividend
85614             Technology, Index Trust       Growth
3/3/24            (since inception),            Fund:
0Blue Chip        Balanced (since inception),   Mid-Cap
Growth Fund:      OTC (since inception),        Growth Fund:
Director since    International, and
1993              Institutional International
0Dividend         (since inception)
Growth Fund:
Director since
1992
0Mid-Cap Growth
Fund: Director
since 1992
PAGE 8
_________________________________________________________________
                                                Fund      All Other
                                               Shares       Price
                                            Beneficially    Funds'
                                               Owned,      Shares
Name, Address,                                Directly  Beneficially
Date of Birth                                    or         Owned
of Nominee and                               Indirectly,  Directly
Position with          Principal                as of       as of
    Fund            Occupations(1)           1/31/94(2)    1/31/94
_________________________________________________________________
*Thomas H.        Managing Director, T. Rowe    Blue Chip
Broadus, Jr.      Price Associates, Inc.;       Growth Fund:
100 East Pratt    Chairman of the Board,
Street            T. Rowe Price Equity
Baltimore, MD     Income Fund
21202
10/25/37
0Blue Chip
Growth Fund:
President and
member of
Executive
Committee since
1993

Donald W. Dick,   Partner, Overseas             Blue Chip
  Jr.             Partners, Inc., a             Growth Fund:
375 Park Avenue   financial investment firm;    Dividend
Avenue            formerly (6/65-3/89)          Growth Fund:
Suite 3505        Director and Vice             Mid-Cap
New York, NY      President-Consumer            Growth Fund:
10152             Products Division,
1/27/43           McCormick & Company, Inc.,
0Blue Chip        international food processors;
Growth Fund:      Director/Trustee, Waverly Press,
Director since    Inc. and the following T. Rowe
1993              Price Funds/Trusts: Growth
0Dividend Growth  Stock, Growth & Income,
Fund: Director    New America Growth, Capital
since 1992        Appreciation, Balanced (since
0Mid-Cap Growth   inception), OTC (since inception),
Fund: Director    International, and Institutional
since 1992        International (since inception)


PAGE 9
_________________________________________________________________
                                                Fund      All Other
                                               Shares       Price
                                            Beneficially    Funds'
                                               Owned,      Shares
Name, Address,                                Directly  Beneficially
Date of Birth                                    or         Owned
of Nominee and                               Indirectly,  Directly
Position with          Principal                as of       as of
    Fund            Occupations(1)           1/31/94(2)    1/31/94
_________________________________________________________________
David K. Fagin    Chairman, Chief Executive     Blue Chip
One Norwest       Officer and Director,         Growth Fund:
Center            Golden Star Resources,        Dividend
1700 Lincoln      Ltd.; formerly (1986-7/91)    Growth Fund:
Street            President, Chief Operating    Mid-Cap
Suite 1950        Officer and Director,         Growth Fund:
Denver, CO        Homestake Mining Company;
80203             Director/Trustee of the
4/9/38            following T. Rowe Price
0Blue Chip        Funds/Trusts: New Horizons,
Growth Fund:      New Era, Equity Income,
Director since    Capital Appreciation,
1993              Balanced (since inception),
0Dividend Growth  and OTC (since inception)
Fund: Director
since 1992
0Mid-Cap Growth
Fund: Director since
1992

*James A.C.       Managing Director, T. Rowe    Mid-Cap
Kennedy, III      Price Associates, Inc.        Growth Fund:
100 East Pratt
Street
Baltimore, MD
21202
8/17/53
0Mid-Cap Growth
Fund: President
and member of
Executive
Committee since
1992


PAGE 10
_________________________________________________________________
                                                Fund      All Other
                                               Shares       Price
                                            Beneficially    Funds'
                                               Owned,      Shares
Name, Address,                                Directly  Beneficially
Date of Birth                                    or         Owned
of Nominee and                               Indirectly,  Directly
Position with          Principal                as of       as of
    Fund            Occupations(1)           1/31/94(2)    1/31/94
_________________________________________________________________
Addison Lanier    Financial management;         Blue Chip
441 Vine Street,  President and Director,       Growth Fund:
#2310             Thomas Emery's Sons, Inc.     Dividend
Cincinnati, OH    and Emery Group, Inc.;        Growth Fund:
45202-2913        Director/Trustee, Scinet      Mid-Cap
1/12/24           Development and Holdings,     Growth Fund:
0Blue Chip        Inc. and the following T. Rowe
Growth Fund:      Price Funds/Trusts: New America
Director since    Growth, Equity Income, Small-Cap
1993              Value, Balanced (since inception),
0Dividend Growth  OTC (since inception), International,
Fund: Director    and Institutional International
since 1992        (since inception)
0Mid-Cap Growth
Fund: Director since
1992

*John H. Laporte  Managing Director, T. Rowe    Mid-Cap
100 East Pratt    Price Associates, Inc.;       Growth Fund:
Street            Chairman of the Board of
Baltimore, MD     the following T. Rowe Price
21202             Funds: Science & Technology,
7/26/45           Small-Cap Value, and OTC
0Mid-Cap Growth   (since inception); President
Fund: Initial     and Director/Trustee of the
election          following T. Rowe Price Fund/
                  Trust: New Horizons and
                  New America Growth


PAGE 11
_________________________________________________________________
                                                Fund      All Other
                                               Shares       Price
                                            Beneficially    Funds'
                                               Owned,      Shares
Name, Address,                                Directly  Beneficially
Date of Birth                                    or         Owned
of Nominee and                               Indirectly,  Directly
Position with          Principal                as of       as of
    Fund            Occupations(1)           1/31/94(2)    1/31/94
_________________________________________________________________
John K. Major     Chairman of the Board and     Blue Chip
126 E. 26 Place   President, KCMA               Growth Fund:
Tulsa, OK         Incorporated, Tulsa,          Dividend
74114-2422        Oklahoma; Director/Trustee    Growth Fund:
8/3/24            of the following              Mid-Cap
0Blue Chip        T. Rowe Price Funds/Trusts:   Growth Fund:
Growth Fund:      Growth Stock, New Horizons,
Director since    New Era, Growth & Income,
1993              Capital Appreciation,
0Dividend Growth  Science & Technology,
Fund: Director    Balanced (since inception),
since 1992        and OTC (since inception)
0Mid-Cap Growth
Fund: Director since
1992

Hanne M.          Retail business consultant;   Blue Chip
Merriman          formerly, President and       Growth Fund:
655 15th Street   Chief Operating Officer       Dividend
Suite 300         (1991-92), Nan Duskin,        Growth Fund:
Washington,       Inc., a women's specialty     Mid-Cap
D.C.  20005       store, Director (1984-90)     Growth Fund:
11/16/41          and Chairman (1989-90)
0Blue Chip        Federal Reserve Bank of
Growth Fund:      Richmond, and President
Initial election  and Chief Executive Officer
0Dividend Growth  (1988-89), Honeybee, Inc.,
Fund: Initial     a division of Spiegel, Inc.;
election          Director, Central Illinois
0Mid-Cap Growth   Public Service Company, CIPSCO
Fund: Initial     Incorporated, The Rouse Company,
election          State Farm Mutual Automobile
                  Insurance Company and USAir
                  Group, Inc.


PAGE 12
_________________________________________________________________
                                                Fund      All Other
                                               Shares       Price
                                            Beneficially    Funds'
                                               Owned,      Shares
Name, Address,                                Directly  Beneficially
Date of Birth                                    or         Owned
of Nominee and                               Indirectly,  Directly
Position with          Principal                as of       as of
    Fund            Occupations(1)           1/31/94(2)    1/31/94
_________________________________________________________________
*James S. Riepe   Managing Director, T. Rowe    Blue Chip
100 East Pratt    Price Associates, Inc.;       Growth Fund:
Street            President and Director,       Dividend
Baltimore, MD     T. Rowe Price Investment      Growth Fund:
21202             Services, Inc.; Chairman      Mid-Cap
6/25/43           of the Board, T. Rowe         Growth Fund:
0Blue Chip        Price Services, Inc.,
Growth Fund:      T. Rowe Price Trust
Vice President    Company, T. Rowe Price
and member of     Retirement Plan Services,
Executive         Inc. and the following
Committee since   T. Rowe Price Funds:
1993              Growth & Income, Spectrum
0Dividend Growth  (since inception), and
Fund: Vice        Balanced (since inception);
President and     Vice President of the following
member of         T. Rowe Price Funds/Trusts:
Executive         New Era, New America Growth,
Committee since   Prime Reserve, International, and
1992              Institutional International
0Mid-Cap Growth   (since inception); Vice President
Fund: Chairman    and Director/Trustee of the 22
of the Board      other T. Rowe Price Funds/Trusts;
and member of     Director, T. Rowe Price Tax-Free
the Executive     Insured Intermediate Bond Fund,
Committee since   Inc. (since inception) and Rhone-Poulenc
1992              Rorer, Inc.


PAGE 13
_________________________________________________________________
                                                Fund      All Other
                                               Shares       Price
                                            Beneficially    Funds'
                                               Owned,      Shares
Name, Address,                                Directly  Beneficially
Date of Birth                                    or         Owned
of Nominee and                               Indirectly,  Directly
Position with          Principal                as of       as of
    Fund            Occupations(1)           1/31/94(2)    1/31/94
_________________________________________________________________
*M. David Testa   Managing Director, T. Rowe    Blue Chip
100 East Pratt    Price Associates, Inc.;       Growth Fund:
Street            Chairman of the Board,        Dividend
Baltimore, MD     Rowe Price-Fleming            Growth Fund:
21202             International, Inc. and
4/22/44           the following T. Rowe
0Blue Chip        Price Funds: Growth Stock,
Growth Fund:      International, and
Director and      Institutional International
member of         (since inception); Vice
Executive         President and Director, T.
Committee         Rowe Price Trust Company
since 1993        and T. Rowe Price Balanced
0Dividend Growth  Fund, Inc. (since inception);
Fund: Director    Vice President, T. Rowe
and member of     Price Spectrum Fund, Inc.
Executive         (since inception)
Committee since
1992

Hubert D. Vos     President, Stonington         Blue Chip
1231 State        Capital Corporation, a        Growth Fund:
Street            private investment company;   Dividend
Suite 210         Director/Trustee of the       Growth Fund:
Santa Barbara,    following T. Rowe Funds/      Mid-Cap
CA  93190-0409    Trusts: New Horizons,         Growth Fund:
8/2/33            New Era, Equity Income,
0Blue Chip        Capital Appreciation,
Growth Fund:      Science & Technology,
Director since    Small-Cap Value, Balanced
1993              (since inception), and
0Dividend Growth  OTC (since inception)
Fund: Director
since 1992
0Mid-Cap Growth
Fund: Director since
1992


PAGE 14
_________________________________________________________________
                                                Fund      All Other
                                               Shares       Price
                                            Beneficially    Funds'
                                               Owned,      Shares
Name, Address,                                Directly  Beneficially
Date of Birth                                    or         Owned
of Nominee and                               Indirectly,  Directly
Position with          Principal                as of       as of
    Fund            Occupations(1)           1/31/94(2)    1/31/94
_________________________________________________________________

Paul M. Wythes    Founding General Partner,     Blue Chip
755 Page Mill     Sutter Hill Ventures, a       Growth Fund:
Road              venture capital limited       Dividend
Suite A200        partnership providing         Growth Fund:
Palo Alto, CA     equity capital to young       Mid-Cap
94304             high technology companies     Growth Fund:
6/23/33           throughout the United States;
0Blue Chip        Director/Trustee, Teltone
Growth Fund:      Corporation, Interventional
Director since    Technologies, Inc., Stuart Medical,
1993              Inc. and the following T. Rowe
0Dividend Growth  Price Funds/Trusts: New Horizons,
Fund: Director    Growth & Income, New America Growth,
since 1992        Science & Technology, Small-Cap Value,
0Mid-Cap Growth   Index Trust (since inception), Balanced
Fund: Director    (since inception), and OTC (since inception)
since 1992

*Nominees considered "interested persons" of Price Associates.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Kennedy and Riepe in _________ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager T. Rowe Price, and their interests in _________ shares owned by the
     T. Rowe Price Associates, Inc. Profit Sharing Trust.

     The directors of the Fund who are officers or employees of
T. Rowe Price receive no remuneration from the Fund. For the year 1993, Messrs. Bailey, Dick, Fagin, Lanier, Major, Vos and Wythes, received from the Blue Chip Growth, Dividend Growth and Mid-Cap Growth Funds directors' fees aggregating $_____________, including expenses. The fee paid to each such director is calculated in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth Price Funds/Trusts on which a

PAGE 15
director serves; a fee of $2,500 for each of the fifth and sixth Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional Price Funds/Trusts on which a director serves. For the year ended December 31, 1993, this group of directors received from the Fund directors' fees aggregating $___________, including expenses. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship, and/or employment with T. Rowe Price. Messrs. Bailey, Dick, Fagin, Lanier, Major, Vos and Wythes are the independent directors of the Blue Chip Growth, Dividend Growth, and Mid-Cap Growth Funds.

     The Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Messrs. Bailey, Dick and Vos, directors of the Fund, are members of the Committee. The other members is Anthony W. Deering. These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the Price Funds' operations or the operations of parties dealing with the Price Funds, as circumstances indicate.

     The Board of Directors of the Fund has an Executive Committee which is authorized to assume all the powers of the Board to manage the Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

     The Board of Directors of the Fund has a Nominating Committee, which is comprised of all the Price Fund's independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Fund. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.

     The Board of Directors held four meetings for Blue Chip
Growth Fund and seven meetings for Mid-Cap Growth and Dividend
Growth Funds during the last full fiscal year. With the exception of Mr. Major of Blue Chip and Mid-Cap Growth Fund, and

PAGE 16
Messrs. Major and Testa of Dividend Growth Fund, each director standing for election or reelection attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.


2.   APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUNDS' FUNDAMENTAL
     INVESTMENT POLICIES

     The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Funds to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies."
Certain of the Funds' fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, each Fund's Board of Directors has approved, and has authorized the submission to each Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to each Fund.

     The proposed amendments would (i) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (ii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Funds would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. The Directors also believe that T. Rowe Price's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

     In the following discussion "the Fund" is intended to refer to each Fund.

EACH FUND

A.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

     The Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow slightly larger amounts of money; (2) borrow from persons other than banks or other Price Funds to the extent permitted by applicable law; and
(3) clarify that the Fund's restriction on borrowing does not

PAGE 17
prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of borrowing is as follows:

     Blue Chip Growth Fund

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow for non-leveraging, temporary purposes from banks or other Price Funds (1) in amounts not exceeding 30% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio securities; or (2) in amounts not exceeding 5% of its total assets for emergency, administrative or other proper purposes. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

     Dividend Growth Fund

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow for non-leveraging, temporary purposes from banks or other Price Funds (1) in amounts not exceeding 30% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio securities (see page 6 of prospectus); or (2) in amounts not exceeding 5% of its total assets for emergency, administrative or other proper purposes. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

     Mid-Cap Growth Fund

     "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow for non-leveraging purposes from banks or other Price Funds (1) in amounts not exceeding 30% of its total assets as a temporary measure to meet redemption requests which might otherwise require untimely disposition of portfolio securities (see page 6 of prospectus); or (2) in amounts not exceeding 5% of its total assets for emergency, administrative or other proper

PAGE 18
     purposes. Interest paid on any such borrowings will reduce net investment income. The Fund may enter into futures contracts as set forth in [its fundamental policy on futures];"

     As amended, the Fund's fundamental policy on borrowing would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law."

     If approved, the primary effect of the amendment would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities other than borrowings) as opposed to the current limitation of 30%; (2) borrow from persons other than banks or other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price Funds"); (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program; and
(4) eliminate the distinction between the amount which may be borrowed to meet redemption requests (currently 30%) and the amount which may be borrowed for other purposes (currently 5%).

33 1/3% Limitation

     The increase in the amount of money which the Fund could borrow is designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy. PAGE 19

Reverse Repurchase Agreements

     To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

     The other proposed changes in the Fund's fundamental policy-
- -(1) to allow the Fund to borrow from persons other than banks and other Price Funds to the extent consistent with applicable law; (2) to engage in transactions other than reverse repurchase agreements which may involve a borrowing; and (3) to apply the Fund's 33 1/3% limitation on borrowing to all Fund borrowings regardless of their purpose (as opposed to the current policy which permits only 5% to be borrowed for purposes other than meeting redemption requests)--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

     The Board of Directors recommends that shareholders vote FOR the proposal.

B.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICIES ON
     INVESTING IN COMMODITIES AND FUTURES CONTRACTS TO PROVIDE
     GREATER FLEXIBILITY IN FUTURES TRADING

     The Board of Directors has proposed amendments to the Fund's Fundamental Investment Policies on commodities and futures. The principal purpose of the proposals is to conform the Fund's policies on commodities and futures with policies which are expected to become standard for all T. Rowe Price mutual funds. The Board has directed that such amendments be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policies in the area of investing in commodities and futures are as follows:


PAGE 20
     Commodities

     "[As a matter of fundamental policy, the Fund may not:] Purchase or sell commodities or commodity contracts; except that it may (i) enter into futures contracts and options on futures contracts, subject to [its fundamental policy of futures]; (ii) enter into forward foreign currency exchange contracts (although the Fund does not consider such contracts to be commodities); and (iii) invest in instruments which have the characteristics of both futures contracts and securities;"

     Futures Contracts

     "[As a matter of fundamental policy, the Fund may not:] Enter into a futures contract or an option thereon, although the Fund may enter into financial and currency futures contracts or options on financial and currency futures contracts;"

     As amended, the Fund's fundamental policies on investing in futures and commodities would be combined and would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

     In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

     "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value (the "New Operating Policy")."

     If adopted, the primary effect of the amendment would be to remove the restriction in the current policies the Fund may only enter into financial and currency futures. Although not specifically described in the amended fundamental restriction, the Fund would continue to have the ability to enter into forward foreign currency contracts and to invest in instruments which have the characteristics of futures and securities or whose value is determined, in whole or in part, by reference to commodity prices.

     The Fund has no current intention of investing in other types of futures. However, the new policy, if adopted, would allow it to do so. The risks of any such futures activity could differ from the risks of the Fund's currently permitted futures

PAGE 21
activity. As noted, the principal purpose of seeking the proposed change in the Fund's fundamental policies is to conform such policies to ones which are expected to become standard for all T. Rowe Price Funds. The Board of Directors believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price Funds are subject.

     The Board of Directors recommends that shareholders vote FOR the proposal.

C.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     REGARDING THE MAKING OF LOANS

     The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) increase the amount of its assets which may be subject to its lending policy; and (ii) allow the Fund to purchase the entire or any portion of the debt of a company. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of making loans is as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) purchase money market securities and enter into repurchase agreements; (ii) acquire publicly-distributed bonds, debentures, notes and other debt securities and purchase debt securities at private placement; (iii) lend portfolio securities; and (iv) participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of the value of the Fund's total assets;"

     As amended, the Fund's fundamental policy on loans would be as follows:

     "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and
     (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"
PAGE 22

33 1/3% Restriction

     The Fund's current fundamental policy on lending restricts the Fund to lending no more than 30% of the value of the Fund's total assets. The new policy would raise this amount to 33 1/3% of the value of the Fund's total assets. The purpose of this change is to conform the Fund's policy to one that is expected to become standard for all Price Funds and to permit the Fund to lend its assets to the maximum extent permitted under applicable law. The Board of Directors does not view this change as significantly raising the level of risk to which the Fund would be subject.

Purchase of Debt

     The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar exception for the purchase of straight debt, e.g., debt held by a bank for example which might not be considered a debt security. Such an investment might be subject to greater risks of liquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all Price Funds. The Fund will continue to invest primarily in equity securities. However, the Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Other Matters

     For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

     The Board of Directors recommends that shareholders vote FOR the proposal.

D.   PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL
     POLICY ON PURCHASING SECURITIES ON MARGIN

     The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder approval, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board of Directors with

PAGE 23
the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

     As changed, the operating policy would be as follows:

     "[As a matter of operating policy, the Fund may not:]
     Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

     The Board of Directors recommends that shareholders vote FOR the proposal.

Mid-Cap Growth Fund Only

E.   PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
     ON THE ISSUANCE OF SENIOR SECURITIES

     The Fund's Board of Directors has proposed an amendment to the Fund's fundamental policy on investing in senior securities which would allow the Fund to invest in senior securities to the extent permitted under the Investment Company Act of 1940. The new policy, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

     The Fund's current fundamental policy in the area of issuing senior securities is as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Issue senior securities;"

     As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

     "[As a matter of fundamental policy, the Fund may not:]
     Issue senior securities except in compliance with the Investment Company Act of 1940;"

     The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory

PAGE 24
concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

     The Board of Directors recommends that shareholders vote FOR the proposal.

EACH FUND

3.   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
     ACCOUNTANTS

     The selection by each Fund's Board of Directors of the firm of Price Waterhouse as the independent accountants for each Fund for the fiscal year 1994 is to be submitted for ratification or rejection by the shareholders at the Shareholder Meeting. The firm of Price Waterhouse has served each Fund as independent accountants since its inception. The independent accountants have advised each Fund that they have no direct or material indirect financial interest in the Fund. Representatives of the firm of Price Waterhouse are expected to be present at the Shareholder Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.

Mid-Cap Growth Fund Only

4.   PROPOSAL TO REMOVE INVESTING FOR INCOME AS A SECONDARY
     OBJECTIVE OF THE FUND

     The Fund is seeking approval to remove "investing for income" as a secondary objective of the Fund. The original intent of mentioning income as a secondary objective was to indicate that income would be incidental to pursuit of the Fund's primary objective - long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and which have the potential for above-average growth. In light of the minor role income has always played in the Fund's investment program and performance, and to avoid any confusion about the importance of current

PAGE 25
income, the Board of Directors has proposed that it be deleted as a secondary objective.

     The Board of Directors recommends that shareholders vote FOR the proposal to delete income as a secondary objective of the Fund.


INVESTMENT MANAGER

     The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202. The principal executive officer of T. Rowe Price is George J. Collins, who together with Thomas H. Broadus, Jr., James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, James S. Riepe, George A. Roche, John W. Rosenblum, Charles H. Salisbury, Jr., Robert L. Strickland, M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Stickland and Walsh, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems, P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is P.O. Box 6550, Charlottesville, Virginia 22906, is the Tayloe Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104. Mr. Walsh, whose address is Blue Mill Road, Morristown, New Jersey 07960, is a consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.

     The officers of the Funds (other than the nominees for election or reelection as directors) and their positions with T.
Rowe Price are as follows:

Blue Chip Growth Fund

                            Position               Position with
Officer                     with Fund                 Manager

Henry H. Hopkins        Vice President            Managing Director
Larry J. Puglia         Vice President            Vice President
James S Riepe           Vice President            Managing Director
Lenora V. Hornung       Secretary                 Vice President
Carmen F. Deyesu        Treasurer                 Vice President

PAGE 26
David S. Middleton      Controller                Vice President
Roger L. Fiery          Assistant Vice President  Employee
Edward T. Schneider     Assistant Vice President  Employee
Ingrid I. Vordemberge   Assistant Vice President  Employee

Dividend Growth Fund

*Brian C. Rogers        President                 Managing Director
**William J. Stromberg  Executive Vice President  Vice President
Henry H. Hopkins        Vice President            Managing Director
Larry J. Puglia         Vice President            Vice President
James S. Riepe          Vice President            Managing Director
Alan R. Stuart          Vice President            Vice President
Lenora V. Hornung       Secretary                 Vice President
Carmen F. Deyesu        Treasurer                 Vice President
David S. Middleton      Controller                Vice President
Roger L. Fiery          Assistant Vice President  Employee
Edward T. Schneider     Assistant Vice President  Employee
Ingrid I. Vordemberge   Assistant Vice President  Employee

Mid-Cap Growth Fund

***Brian W.H. Berghuis   President                Vice President
Marcy L. Fisher          Vice President           Assistant Vice
                                                  President
Henry H. Hopkins         Vice President           Managing Director
John F. Wakeman          Vice President           Vice President
Richard T. Whitney       Vice President           Vice President
Lenora V. Hornung        Secretary                Vice President
Carmen F. Deyesu         Treasurer                Vice President
David S. Middleton       Controller               Vice President
Roger L. Fiery           Assistant Vice President Employee
Edward T. Schneider      Assistant Vice President Employee
Ingrid I. Vordemberge    Assistant Vice President Employee

* Mr. Rogers' date of birth is _____. He has been the President of the Dividend Growth Fund since 1992 and has been employed by
T. Rowe Price since ____.
** Mr. Stromberg's date of birth is _____. He has been the Executive Vice President of the Dividend Growth Fund since ____ and has been employed by T. Rowe Price since ____.
*** Mr. Berghuis' date of birth is _____. He has been the President of the Mid-Cap Growth Fund since ____ and has been employed by T. Rowe Price since ____.

     The Funds have an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services"), and an Agreement with T. Rowe Price Retirement Plan Services, Inc. ("Retirement Services"), which are wholly-owned subsidiaries of T. Rowe Price. In addition, the Funds have an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, a Vice President and Director of the Blue Chip

PAGE 27
Growth and Dividend Growth Funds and the Chairman of the Board of the Mid-Cap Growth Fund, is Chairman of the Board of Price Services and Retirement Services and President and Director of Investment Services. Henry H. Hopkins, a Vice President of the Funds, is a Vice President and Director of both Investment Services and Price Services and a Vice President of Retirement Services. Edward T. Schneider, an Assistant Vice President of the Funds, is a Vice President of Price Services. Certain officers of the Funds own shares of the common stock of T. Rowe Price, its only class of securities.

     The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period January 1, 1993 through December 31, 1993. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

     During the period, the holders of certain options purchased a total of 343,525 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of T. Rowe Price and its subsidiaries purchased an aggregate of 96,931 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

     The Company's Board of Directors has approved the repurchase of shares of its common stock in the open market. During 1993, the Company purchased 80,000 common shares under this plan, leaving 1,432,000 shares authorized for future repurchase at December 31, 1993.

     During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock
Incentive Plans.

     An audited consolidated balance sheet of T. Rowe Price as of December 31, 1993, is included in this Proxy Statement.


INVESTMENT MANAGEMENT AGREEMENT

     T. Rowe Price serves as investment manager to the Funds pursuant to their respective Investment Management Agreements (each the "Management Agreement" and collectively the "Management Agreements"). The Blue Chip Growth, Dividend Growth and Mid-Cap Growth Funds' Management Agreements are dated April 22, 1993, December 16, 1992 and March 6, 1991, respectively. Each Fund's Management Agreement was approved by its respective Board of Directors and T. Rowe Price, its sole shareholders, on the above-

PAGE 28
referenced dates. By their terms, the Management Agreements will continue in effect from year to year as long as they are approved annually by each Fund's Board of Directors (at a meeting called for that purpose) or by vote of a majority of each Fund's outstanding shares. In either case, renewal of the Management Agreement must be approved by a majority of each Fund's independent directors. On March __, 1994, the directors of each Fund, including all of the independent directors, voted to extend the Management Agreement for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. Each Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

     Under each Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with the Funds' investment objectives, programs, and restrictions as provided in their prospectuses and Statements of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Funds with certain corporate administrative services, including: maintaining each Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Funds; maintaining liaison with the agents employed by the Funds, such as each Fund's custodian and transfer agent; assisting the Funds in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Funds without cost to the Funds.

     Each Fund's Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The Management Agreement provides that each Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Funds for any expenses (excluding interest, taxes, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Funds' shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of a Fund's average daily net assets, 2%


PAGE 29
of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year.

Blue Chip Growth Fund Only

     In the interest of limiting the expenses of the Fund during its initial period of operations, T. Rowe Price agreed to bear any expenses through December 31, 1994, which would cause the Fund's ratio of expenses to average net assets to exceed 1.25%. Expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 1996, or if it would result in the expense ratio exceeding 1.25%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different levels and time periods) may be implemented after the expiration of the current one on December 31, 1994, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

Dividend Growth Fund Only

     In the interest of limiting the expenses of the Fund during its initial period of operations, T. Rowe Price has agreed to bear any expenses through December 31, 1994 which would cause the Fund's ratio of expenses to average net assets to exceed 1.00%. Expenses paid or assumed by T. Rowe Price under this Agreement are subject to reimbursement by the Fund whenever the Fund's expense ratio is below 1.00%; however, no reimbursement will be made after December 31, 1996, or if it would result in the expense ratio exceeding 1.00%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different levels and time periods) may be implemented after the expiration of the current one on December 31, 1994, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

Mid-Cap Growth Fund Only

     In the interest of limiting the expenses of the Fund during its initial period of operations, T. Rowe Price agreed to bear any expenses through December 31, 1993, which would cause the Fund's ratio of expenses to average net assets to exceed 1.25%. Effective January 1, 1994, T. Rowe Price agreed to extend the

PAGE 30
Fund's 1.25% expense limitation for a period of two years through December 31, 1995. Expenses paid or assumed under each agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 1.25%. Expenses paid or assumed under each agreement are subject to reimbursement to
T. Rowe Price by the Fund whenever the Fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 1995 (for the first agreement), or December 31, 1997 (for the second agreement), or if it would result in the expense ratio exceeding 1.25%. The Management Agreement also provides that one or more additional expense limitation periods (of the same or different levels and time periods) may be implemented after the expiration of the current one on December 31, 1993, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

     Pursuant to this agreement, $41,000 of management fees were not accrued by the Fund for the period ended December 31, 1992 and $51,000 of other Fund expenses borne by the Manager are subject to future reimbursement.

     The following chart shows the ratio of operating expenses to average net assets of each Fund for the last three years ended
December 31.

                        1993            1992           1991
                        ____            ____           ____

Blue Chip Growth Fund   1.25%             *              *
Dividend Growth Fund    1.00%           1.00%            *
Mid-Cap Growth Fund     1.25%           1.25%            *

*Prior to Fund operations.

     For its services to each Fund under the Management Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the Price Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products. For this purpose, the Price Funds include all funds managed and sponsored by T. Rowe Price as well as those Funds managed and sponsored by Rowe Price-Fleming International, Inc. Each Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Price Funds. In addition, each Fund pays a flat Individual Fund Fee of 0.30% for the Blue Chip Growth Fund, 0.20% for the Dividend Growth Fund and 0.35% for the Mid-Cap Growth Fund, based on the net assets of the Fund. Based on combined Price Funds'

PAGE 31
assets of approximately $34.7 billion at December 31, 1993 the group fee was 0.35% and the total management fee for the year would have been an annual rate of 0.65%, 0.55% and 0.70% of net assets of the Blue Chip Growth, Dividend Growth and Mid-Cap Growth Funds, respectively. The following chart shows the net assets and the management fees, paid by each Fund to T. Rowe Price, at December 31, 1993.

                          Net Assets         Management Fee
                          __________         ______________

Blue Chip Growth Fund     $24,650,502           $      0
Dividend Growth Fund      $40,862,148           $      0
Mid-Cap Growth Fund       $65,426,483           $152,853


PORTFOLIO TRANSACTIONS

     In the following discussion "the Fund" is intended to refer to each Fund.

Investment or Brokerage Discretion

     Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

How Brokers and Dealers are Selected

     Equity Securities

     In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission

PAGE 32
rate would offer greater reliability or provide better price or execution.

     Fixed Income Securities

     Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

     With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings.

How Evaluations are Made of the Overall Reasonableness of
Brokerage Commissions Paid

     On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received from Brokers and
Dealers

     T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated

PAGE 33
services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

     Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

     T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers who Furnish Research Services

     Certain brokers who provide quality execution services also furnish research services to T. Rowe Price. In order to be assured of continuing to receive research services considered of value to its clients, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net

PAGE 34
prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Internal Allocation Procedures

     T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers which are able to meet the needs of the transaction.

     Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and make judgments as to the level of business which would recognize such services. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total brokerage business is allocated on the basis of all the considerations described above. In no case is a broker excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

     T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

     From time to time, orders for clients may be placed through a computerized transaction network.


PAGE 35
     The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

     Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

     To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions with Related Brokers and Dealers

     As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain

PAGE 36
affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

     The Board of Directors of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming (Securities) Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holdings and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Other

     Shown below are the approximate total brokerage commissions, including the discounts received by securities dealers in connection with underwritings, paid by the Blue Chip Growth, Dividend Growth and Mid-Cap Growth Funds for the last three years:

                        1993            1992           1991
                        ____            ____           ____

Blue Chip Growth Fund $177,000            *              *
Dividend Growth Fund  $282,000            *              *
Mid-Cap Growth Fund   $441,000        $119,000           *

     The approximate percentage of these commissions paid to firms which provided research, statistical, or other services to
T. Rowe Price in connection with the management of each Fund, or in some cases, to each Fund, for the last three years, are shown in the following chart.


PAGE 37
                        1993            1992           1991
                        ____            ____           ____

Blue Chip Growth Fund    10%              *              *
Dividend Growth Fund     22%              *              *
Mid-Cap Growth Fund      19%             39%             *

     The portfolio turnover rate for each Fund for each of the last three years has been as follows:

                        1993            1992           1991
                        ____            ____           ____

Blue Chip Growth Fund 152.5%             *              *
Dividend Growth Fund   51.2%             *              *
Mid-Cap Growth Fund    62.4%            51.9%           *


OTHER BUSINESS

     The management of each Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


GENERAL INFORMATION

     As of December 31, 1993, there were 2,194,008, 3,560,866 and
4,308,797 shares of the capital stock of the Blue Chip Growth, Dividend Growth and Mid-Cap Growth Funds, respectively, outstanding, the Blue Chip Growth and Dividend Growth Funds each with a par value of $.0001 and the Mid-Cap Growth Fund with a par value of $.01. Of those shares, approximately _______, ________ and _______, representing ____%, ____% and ____%, respectively, of the outstanding stock, were registered to the T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans. The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.

     As of December 31, 1993, approximately ________, __________
and ____________ shares of the Blue Chip Growth, Dividend Growth and Mid-Cap Growth Funds, representing approximately ___%, ____% and ____%, respectively, of the outstanding stock, were owned by various private counsel clients of T. Rowe Price, as to which T.

PAGE 38
Rowe Price has discretionary authority. Accordingly, such shares are deemed to be owned beneficially by T. Rowe Price only for the limited purpose as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934. T. Rowe Price disclaims actual beneficial ownership of such shares. In addition, as of December 31, 1993, a wholly-owned subsidiary of T. Rowe Price owned directly 293,673, 192,738 and 171,195 shares of the Blue Chip Growth, Dividend Growth and Mid-Cap Growth Funds, respectively, representing approximately ___%, ____% and ____%, respectively, of the outstanding stock.

     As of December 31, 1993, the officers and directors of the Blue Chip Growth Fund, as a group, beneficially owned, directly or indirectly, ___________ shares, representing approximately ____% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in _____________ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in __________ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     As of December 31, 1993, the officers and directors of the Dividend Growth Fund, as a group, beneficially owned, directly or indirectly, ___________ shares, representing approximately ____% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in _____________ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in __________ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     As of December 31, 1993, the officers and directors of the Mid-Cap Growth Fund, as a group, beneficially owned, directly or indirectly, ___________ shares, representing approximately ____% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in _____________ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in __________ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

     A copy of the Annual Report of each Fund for the year ended December 31, 1993, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on February 18, 1993, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.



PAGE 39
ANNUAL MEETINGS

     Under Maryland General Corporation Law, any corporation registered under the Investment Company Act of 1940 ("the Act") is not required to hold an annual meeting in any year in which the Act does not require action by shareholders on the election of directors. The Board of Directors of the Fund has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, each Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. Each Fund's By-Laws reflect this policy.


SHAREHOLDER PROPOSALS

     If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 11, 1994.


FINANCIAL STATEMENT OF INVESTMENT MANAGER

     The audited consolidated balance sheet of T. Rowe Price which follows is required by the Investment Company Act of 1940, and should not be confused with, or mistaken for, the financial statements of T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc. or T. Rowe Price Mid-Cap Growth Fund, Inc., which are set forth in the Annual Report for each Fund.


PAGE 40
                  REPORT OF INDEPENDENT ACCOUNTANTS
                  _________________________________


To the Stockholders and Board of Directors of T. Rowe Price Associates, Inc.

In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of T. Rowe Price Associates, Inc. and its subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE

Baltimore, Maryland
January 25, 1994


PAGE 41
                   T. ROWE PRICE ASSOCIATES, INC.
                     CONSOLIDATED BALANCE SHEET
                          DECEMBER 31, 1993
                           (in thousands)


ASSETS
Cash and cash equivalents                                  $  46,218
Accounts receivable                                           43,102
Investments in sponsored mutual funds
  Short-term bond and money market mutual funds
   held as trading securities                                 27,647
  Other funds held as available-for-sale securities           69,423
Partnership and other investments                             19,606
Property and equipment                                        39,828
Goodwill and deferred expenses                                 9,773
Other assets                                                   7,803
                                                            ________
                                                           $ 263,400
                                                            ________
                                                            ________


LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
  Accounts payable and accrued expenses                    $  15,111
  Accrued retirement and other compensation costs             19,844
  Income taxes payable                                         5,097
  Dividends payable                                            3,784
  Debt                                                        12,915
  Deferred revenues                                            1,548
  Minority interests in consolidated subsidiaries              9,148
                                                            ________
      Total liabilities                                       67,447
                                                            ________

Commitments and contingent liabilities

Stockholders' equity
  Common stock, $.20 par value - authorized 48,000,000
   shares;  issued and outstanding 29,095,039 shares           5,819
  Capital in excess of par value                               1,197
  Unrealized security holding gains                            5,345
  Retained earnings                                          183,592
                                                            ________
      Total stockholders' equity                             195,953
                                                            ________
                                                           $ 263,400
                                                            ________
                                                            ________



The accompanying notes are an integral part of the consolidated balance sheet.



PAGE 42
                   T. ROWE PRICE ASSOCIATES, INC.
             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


T. Rowe Price Associates, Inc. and its consolidated subsidiaries (the "Company") provide investment advisory and administrative services to sponsored mutual funds and investment products, and to private accounts of other institutional and individual investors.
Basis of preparation
The Company's financial statements are prepared in accordance with generally accepted accounting principles.
Principles of consolidation
The consolidated financial statements include the accounts of all majority owned subsidiaries and, by virtue of the Company's controlling interest, its 50%-owned subsidiary, Rowe Price-Fleming International, Inc. ("RPFI"). All material intercompany accounts are eliminated in consolidation.
Cash equivalents
For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including certain money market mutual funds and all overnight commercial paper investments. The cost of these investments is equivalent to fair value.
Investments in sponsored mutual funds
The Company has historically accounted for its investments in stock and bond mutual funds at the lower of aggregate cost or market. On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to classify these holdings as either trading (held for only a short period of time) or available-for-sale securities. Unrealized holding gains on available-for-sale securities at December 31, 1993 are reported net of income tax effects in a separate component of stockholders' equity.
Concentration of credit risk
Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in sponsored money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $54.4 billion at December 31, 1993.


PAGE 43
                   T. ROWE PRICE ASSOCIATES, INC.
       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)



Partnership and other investments
The Company invests in various partnerships and ventures including those sponsored by the Company. These investments which hold equity securities, venture capital investments, debt securities and real estate are stated at cost adjusted for the Company's share of the earnings or losses of the investees subsequent to the date of investment. Because the majority of these entities carry their investments at fair value and include unrealized gains and losses in their reported earnings, the Company's carrying value for these investments approximates fair value.

Property and equipment
Property and equipment is stated at cost net of accumulated depreciation and amortization computed using the straight-line method. Provisions for depreciation and amortization are based on the following estimated useful lives: computer and communications equipment and furniture and other equipment, 3 to 7 years; building, 40 years; leased land, the 50-year lease term; and leasehold improvements, the shorter of their useful lives or the remainder of the lease term.



PAGE 44
                   T. ROWE PRICE ASSOCIATES, INC.
                 NOTES TO CONSOLIDATED BALANCE SHEET


NOTE 1 - INVESTMENTS IN SPONSORED MUTUAL FUNDS

Investments in sponsored money market mutual funds, which are classified as cash equivalents in the accompanying consolidated financial statements, aggregate $45,272,000 at December 31, 1993.

The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1993 (in thousands) include:

                                               Gross
                                            unrealized     Aggregate
                                 Aggregate    holding        fair
                                   cost        gains         value
                                 ________    _________     _________

   Stock funds                  $  34,990     $ 7,025    $   42,015
   Bond funds                      26,190       1,218        27,408
                                ________      _______     _________
     Total                      $  61,180     $ 8,243    $   69,423
                                 ________     _______     _________
                                 ________     _______     _________

The Company provides investment advisory and administrative services to the T. Rowe Price family of mutual funds which had aggregate assets under management at December 31, 1993 of $34.7 billion. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' boards of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Services rendered to the funds accounted for 71% of 1993 revenues.

Accounts receivable from the sponsored mutual funds aggregated
$21,741,000 at December 31, 1993.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1993 (in thousands) consists of:

Computer and communications equipment                    $  31,431
Building and leased land                                    19,756
Furniture and other equipment                               13,889
Leasehold improvements                                       4,691
                                                         _________
                                                            69,767
Accumulated depreciation and amortization                  (29,939)
                                                         _________
                                                         $  39,828
                                                         _________
                                                         _________


PAGE 45
                   T. ROWE PRICE ASSOCIATES, INC.
           NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


NOTE 3 - GOODWILL AND DEFERRED EXPENSES

On September 2, 1992, the Company acquired an investment management subsidiary of USF&G Corporation and combined six USF&G mutual funds with aggregate net assets of $.5 billion into the T. Rowe Price family of funds. The total transaction cost which has been recognized using the purchase method of accounting was approximately $11,024,000, including goodwill of $8,139,000 which is being amortized over 11 years using the straight-line method. Prepaid non-compete and transition services agreements totaling $2,500,000 are being amortized over their three-year life. Accumulated amortization at December 31, 1993 aggregates $2,216,000.

Goodwill of $1,980,000 from an earlier corporate acquisition is being amortized over 40 years using the straight-line method.
Accumulated amortization was $1,039,000 at December 31, 1993.

NOTE 4 - DEBT

In June 1991, the Company completed the long-term financing arrangements for its administrative services facility. Terms of the $13,500,000 secured promissory note with Confederation Life Insurance Company include an interest rate of 9.77%, monthly principal and interest payments totaling $128,000 for 10 years, and a final principal payment of $9,845,000 in 2001. A prepayment option is available under the terms of the note; however, the payment of a substantial premium would have been required to retire the debt at December 31, 1993. Related debt issuance costs of $436,000 are included in deferred expenses and are being amortized over the life of the loan to produce an effective annual interest rate of 10.14%.

The outstanding principal balance for this note was $12,904,000 at December 31, 1993. A fair value of $16,030,000 was estimated based on the cost of risk-free assets that could be acquired to extinguish the obligation at December 31, 1993.

A maximum of $20,000,000 is available to the Company under unused bank lines of credit at December 31, 1993.

NOTE 5 - INCOME TAXES

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method prescribed by SFAS No.
109, "Accounting for Income Taxes."


PAGE 46
                   T. ROWE PRICE ASSOCIATES, INC.
           NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


The net deferred tax liability of $2,596,000 included in income taxes payable at December 31, 1993 consists of total deferred tax liabilities of $5,609,000 and total deferred tax assets of $3,013,000. Deferred tax liabilities include $2,898,000 arising from unrealized holding gains on available-for-sale securities, $1,353,000 arising from unrealized capital gains allocated from the Company's partnership investments, and $677,000 from differences in the recognition of depreciation expense. Deferred tax assets include $1,100,000 from differences in the recognition of the costs of the defined benefit retirement plan and postretirement benefits.


NOTE 6 - COMMON STOCK AND EMPLOYEE STOCK INCENTIVE PLANS

Shares Authorized

At December 31, 1993, the Company had reserved 8,151,315 shares of its unissued common stock for issuance upon the exercise of stock options and 420,000 shares for issuance under an employee stock purchase plan.

Share Repurchases

The Company's board of directors has authorized the future repurchase of up to 1,432,000 common shares at December 31, 1993.

Executive Stock

At December 31, 1993, there were outstanding 1,226,540 shares of common stock ("Executive Stock") which were sold to certain officers of the Company in 1982 at a discount. These shares are subject to restrictions which require payment of the discount of $.32 per share to the Company at the earlier of the sale of such stock or termination of employment.


PAGE 47
                   T. ROWE PRICE ASSOCIATES, INC.
           NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Stock Incentive Plans

The following table summarizes the status of noncompensatory stock options granted at market value to certain officers and directors of the Company.

                                                   Options
       Unexer-              Options     Unexer-     Exer-
        cised     Options   Granted      cised     cisable
       Options     Exer-  (Canceled)   Options       at
Year  at Decem-    cised    During      Decem-     Decem-     Exer-
 of    ber 31,    During    ber 31,     ber 31,    ber 31,    cise
Grant   1992       1993      1993        1993       1993      Price
____  ________   ________  ________    ________   ________   ______
1983-4   53,000  (30,600)        --      22,400     22,400    $.67 &
                                                                $.75
1987    309,410  (68,064)        --     241,346    241,346   $5.38 &
                                                               $9.38
1988    359,000  (66,586)        --     292,414    292,414     $7.94
1989    632,280  (46,288)    (5,600)    580,392    312,404    $11.38
1990    681,500  (83,387)   (11,800)    586,313    141,313   $7.19 &
                                                               $8.50
1991    811,450  (37,000)   (14,000)    760,450    283,450    $17.00
1992    926,000  (11,600)   (27,400)    887,000    168,600    $18.75
1993         --        -- 1,154,000   1,154,000         --    $28.13
      _________ ________  _________   _________  _________
      3,772,640 (343,525) 1,095,200   4,524,315  1,461,927
      _________ ________  _________   _________  _________
      _________ ________  _________   _________  _________

The right to exercise stock options generally vests over the five-year period following the grant. After the tenth year following the grant, the right to exercise the related stock options lapses and the options are canceled.


NOTE 7 - EMPLOYEE RETIREMENT PLANS

The Company sponsors two defined contribution retirement plans:
a profit-sharing plan based on participant compensation and a 401(k) plan.

The Company also has a defined benefit plan covering those employees whose annual base salaries do not exceed a specified salary limit. Participant benefits are based on the final month's base pay and years of service subsequent to January 1, 1987. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. The following table sets forth the plan's funded status and the amounts recognized in the Company's consolidated balance sheet (in thousands) at December 31, 1993.

PAGE 48
                   T. ROWE PRICE ASSOCIATES, INC.
           NOTES TO CONSOLIDATED BALANCE SHEET (Continued)



Actuarial present value of
   Accumulated benefit obligation for service rendered
      Vested                                                $   780
      Non-vested                                              1,362
                                                             ______
      Total                                                   2,142
   Obligation attributable to estimated future compensation
increases                                                     2,594
                                                             ______
   Projected benefit obligation                               4,736
Plan assets held in sponsored mutual funds, at fair value     2,594
                                                             ______
Projected benefit obligation in excess of plan assets         2,142
Unrecognized loss from decreases in discount rate               407
                                                             ______
Accrued retirement costs                                    $ 1,735
                                                             ______
                                                             ______

Discount rate used in determining actuarial present
   values                                                     6.40%
                                                             ______
                                                             ______


NOTE 8 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a minority partner in the joint venture which owns the land and building in which the Company leases its corporate offices. Future minimum rental payments under the Company's lease agreement are $3,110,000 in 1994 and 1995, $3,220,000 in
1996, $3,769,000 in 1997 and 1998, and $33,755,000 in 1999
through 2006. Other assets at December 31, 1992 includes a receivable from the venture of $3,485,000 for leasehold improvements made by the Company and reimbursed by the venture in 1993.

The Company leases office facilities and equipment under other noncancelable operating leases. Future minimum rental payments under these leases aggregate $4,621,000 in 1994, $4,123,000 in 1995, $1,776,000 in 1996, $1,259,000 in 1997, $696,000 in 1998,
and $4,806,000 in later years.

At December 31, 1993, the Company had outstanding commitments to invest an additional $6,757,000 in various investment partnerships and ventures.

The Company has contingent obligations at December 31, 1993 under a $500,000 direct pay letter of credit expiring not later than 1999 and a $780,000 standby letter of credit which is renewable annually.


PAGE 49
                   T. ROWE PRICE ASSOCIATES, INC.
           NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Consolidated stockholders' equity at December 31, 1993 includes
$32,635,000 which is restricted as to use under various regulations and agreements to which the Company and its subsidiaries are subject in the ordinary course of business.

From time to time, the Company is a party to various employment-related claims, including claims of discrimination, before federal, state and local administrative agencies and courts. The Company vigorously defends itself against these claims. In the opinion of management, after consultation with counsel, it is unlikely that any adverse determination in one or more pending employment-related claims would have a material adverse effect on the Company's financial position.


[/TEXT]
[/DOCUMENT]

</DOCUMENT


PAGE 4
T. ROWE PRICE (LOGO)                              PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.  Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.  Please do not enclose checks or any other correspondence.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
                            MEETING: 8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James A.C. Kennedy, III and James
S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                              Please sign exactly as name
                              appears.  Only authorized officers
                              should sign for corporations.  For
                              information as to the voting of
                              stock registered in more than one
                              name, see page ___ of the Notice of
                              Annual Meeting and Proxy Statement.

                              Dated: __________________, 1994
                              ___________________________________
                              ___________________________________
                                           Signature(s)
                                  CUSIP#779556109/fund#064
                             (Front)

PAGE 5
T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

   Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1. Election of    FOR all nominees  / /WITHHOLD AUTHORITY / /1.
   directors.     listed below (except  to vote for all
                  as marked to the      nominees listed below
                  contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Donald W. Dick, Jr.  David K. Fagin
James A.C. Kennedy, III  Addison Lanier  John K. Major
Hanne M. Merriman  James S. Riepe  Hubert D. Vos  Paul M. Wythes

2. Approve changes to the Fund's fundamental policies.
                  FOR each policy /  /  ABSTAIN /  / 2.
                  listed below (except as
                  marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ / / /  / /  / /  / /
A   B    C    D    E

3. Ratify the selection of Price Waterhouse as independent
   accountants.    FOR / /     AGAINST / /       ABSTAIN / / 3.

4. Amend investment objective to delete income as secondary
   objective.      FOR / /     AGAINST / /       ABSTAIN / / 4.



PAGE 6
5. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                  CUSIP#779556109/fund#064
                             (BACK)